UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 15, 2023

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road, Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2023, Harvard Bioscience, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders, at which the Company’s stockholders voted on four proposals that are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2023.

The voting results for each of the proposals are reported below.

Proposal 1 - Election of Directors

The Company’s stockholders elected two Class II Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2026 and until such director’s successor is duly elected and qualified or until his or her earlier resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
Katherine A. Eade	24,519,192	2,616,295	6,260,898
Thomas W. Loewald	25,564,902	1,570,585	6,260,898

Proposal 2 –Ratification of the Appointment of Grant Thornton LLP

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this proposal.

Votes For	Votes Against	Votes Abstained
33,325,418	9,580	61,387

Proposal 3 –Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The Company’s stockholders approved the compensation of the Company’s named executive officers, by a non-binding advisory vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,568,836	531,708	34,943	6,260,898

Proposal 4 –Recommendation, by Non-Binding Advisory Vote, of the Frequency (One, Two or Three Years), of the Shareholder Vote on the Compensation of the Named Executive Officers

The Company’s stockholders recommended a frequency of one year for the stockholder vote on the compensation of the Company’s named executive officers, by a non-binding advisory vote:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained	Broker Non-Votes
25,372,472	24,073	1,498,941	240,001	6,260,898

After considering the results of the stockholder vote at the 2023 Annual Meeting, the Company’s board of directors has determined that future stockholder advisory votes on the compensation of the Company’s named executive officers shall be held every year until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: May 15, 2023	/s/ John Fry
John Fry
Chief Legal Counsel and Secretary